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                             GOODWIN, PROCTER & HOAR LLP

                                  COUNSELLORS AT LAW
                                    EXCHANGE PLACE
                           BOSTON, MASSACHUSETTS 02109-2881
                                                        TELEPHONE (617) 570-1000
                                                       TELECOPIER (617) 523-1231
                                    April 28, 1998


Skyline Funds
311 South Wacker Drive
Suite 4500
Chicago, IL 60606

Ladies and Gentlemen:

     As special Massachusetts counsel to Skyline Funds (the "Trust"), a Massachusetts business trust, we have been asked to render our opinion with respect to the issuance of an indefinite number of shares of beneficial interest of the Trust (the "Shares") representing interests in The Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian, each a series of the Trust, all as more fully described in the Prospectus and Statement of Additional Information contained in Post-Effective Amendment No. 25 (the "Amendment") to the Trust's Registration Statement on Form N-1A (Securities Act Registration No. 33-11755, Investment Company Act Registration No.
811-5022) filed with the Securities and Exchange Commission.

     We have examined (i) the Agreement and Declaration of Trust of the Trust dated February 4, 1987, as amended, (ii) the By-Laws of the Trust, (iii) a certificate as of a recent date of the Secretary of State of The Commonwealth of Massachusetts as to the good standing of the Trust and the authority of the Trust to transact business in the Commonwealth, (iv) resolutions adopted at meetings of the Trustees, (v) the Prospectus and Statement of Additional Information contained in the Amendment, and (vi) such other documents, records and certificates as we have deemed necessary for the purposes of this opinion. As to matters of fact underlying the opinion expressed herein, we have relied exclusively upon certificates of certain public officials and officers of the Trust. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies.

     Based upon and subject to the foregoing, we are of the opinion that the Shares, when sold in accordance with the terms of the Prospectus and Statement of Additional Information in effect at the time of sale, will be legally issued, fully paid and non-assessable by the Trust.

     We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                   Very truly yours,


                                   /s/ Goodwin, Procter & Hoar LLP

                                   GOODWIN, PROCTER & HOAR  LLP